AEye Promotes T.R. Ramachandran to Chief Operating Officer

Ramachandran to Oversee all Product Execution as the Company Ramps Product Commercialization at Scale

Dublin, CA – December 12, 2022 – AEye, Inc. (NASDAQ: LIDR), a global leader in adaptive, high-performance lidar solutions, today announced the promotion of Dr. T.R. Ramachandran to the position of chief operating officer for the company. Ramachandran, who joined AEye in November 2021 as chief product officer, has been instrumental in AEye’s efforts to commercialize and industrialize the Company’s products for scale, leveraging his more than two decades of experience delivering complex, market-leading solutions to large global customers.

“Over the past year, T.R. has demonstrated an ability to move the company from the prototype stage to product commercialization, said Blair LaCorte, CEO of AEye. “T.R. has an innate ability and the experience to address and solve all of the issues associated with bringing a complex product to market.”

The company also announced today that Blair LaCorte, the CEO of AEye, has decided to transition to a more focused role for the company and informed the board of directors he will be resigning as CEO effective as of February 28, 2023. LaCorte will remain on the company’s board of directors and concentrate on ensuring continuity in leadership and working to form new and enhance existing strategic partnerships between the company and its stakeholders.

“The company has made significant progress since it went public more than a year ago in August of 2021,” said LaCorte. “In the third quarter, we released our award-winning adaptive software platform and launched a production-intent B sample with our lead automotive customer, Continental, for the Automotive market, as well as our 4Sight™ product for Industrial, as well as Aerospace and Defense, with pilot programs in multiple markets. In addition, we announced the on schedule transfer to manufacturing lines with partners to enable scale production in 2023.”

“I want to thank Blair for his seven years of service to AEye and for the leadership and dedication he has demonstrated over that time, bringing the company from the start-up stage through the transition to a public company in 2021,” said Carol DiBattiste, chair of the AEye board of directors. “Blair’s stewardship of the company over this time is laudable, which was demonstrated by his ability to assemble a talented and world-class team of leaders; we are confident of a smooth transition in leadership as the company moves into commercialization of its award-winning product.”

“Blair has been instrumental in the strategic growth of AEye. His capacity to manage our burgeoning enterprise through the public company transition as well as guide our progression forward made him the right man for the job,” said Luis Dussan, founder & CTO. “His new role will allow him to build important strategic partnerships and ensure our goals are achieved as we enter the next phase of our development.”

“No one could have been a better mentor to me. Blair’s business acumen and people skills have created an environment where I could grow as a senior manager and member of our executive team. I’m so excited that Blair will continue to be a driving force for AEye,” said Jordan Greene, co-founder & GM of Automotive.

The Company has launched a search for a successor to fill the role of CEO. Both internal and external candidates are under consideration. The search will be led by Timothy J. Dunn, the chair of the company’s audit and compensation committees, and assisted by members of management, including Dussan and Greene.

To ensure a smooth leadership transition, LaCorte has formed the Office of the Chief Executive Officer, which he will chair through the end of February. In addition to LaCorte, members of the Office of the Chief Executive Officer will be Robert A. Brown, the company’s chief financial officer, Andrew S. Hughes, the company’s general counsel, and T.R. Ramachandran, the company’s chief operating officer.

“Bob, Andrew, and T.R. have each been actively involved in the significant strategic decisions for the company since they joined AEye,” said Blair LaCorte, CEO of AEye. “With the Office of the Chief Executive Officer in place, the transition to a new CEO will be seamless and allow the company to continue on its path to commercialization of its products designed to make transportation safer for all, without interruption.”

About AEye

AEye’s unique software-defined lidar solution enables advanced driver-assistance, vehicle autonomy, smart infrastructure, logistics, and off-highway applications that save lives and propel the future of transportation and mobility. AEye’s 4Sight™ Intelligent Sensing Platform, with its adaptive sensor-based operating system, focuses on what matters most: delivering faster, more accurate, and reliable information. AEye’s 4Sight™ products, built on this platform, are ideal for dynamic applications which require precise measurement imaging to ensure safety and performance. AEye has a global presence through its offices in Germany, Japan, Korea, and the United States.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements within the meaning of the federal securities laws, including the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “continue,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “predict,” “plan,” “may,” “should,” “will,” “would,” “potential,” “seem,” “seek,” “outlook,” and similar expressions that predict or indicate future events or trends, or that are not statements of historical matters. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward looking statements included in this press release include statements about AEye’s products, the Company’s progress in commercialization and execution, and changes in the roles of members of the management team, including the transition, among others. These statements are based on various assumptions, whether or not identified in this press release. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are very difficult or impossible to predict and will differ from the assumptions.

Many actual events and circumstances are beyond the control of AEye. Many factors could cause actual future events to differ from the forward-looking statements in this press release, including but not limited to: (i) the risks that product execution and product commercialization may not occur in the time frame anticipated, or at all; (ii) the risks that Mr. Ramachandran may be unable to successfully leverage his more than two decades of experience to continue to be instrumental in AEye’s efforts to commercialize and industrialize AEye’s products; (iii) the risks that Mr. Ramachandran’s innate ability and experience may be unable to address and solve all of the issues associated with bringing a complex product to market; (iv) the risks that the leadership transition occasioned by the resignation of Mr. LaCorte as Chief Executive Officer will cause disruption among AEye, its employees, its customers, its vendors, and its other stakeholders; (v) the risks that Mr. LaCorte’s concentration on ensuring continuity in leadership and working to form new and enhance existing strategic partnerships will not yield the results anticipated, or at all; (vi) the risks that the significant progress made since AEye went public may not continue to the extent anticipated, or at all; (vii) the risks that the pilot programs in multiple markets may not result in revenue to the extent anticipated, or at all; (viii) the risks that the transfer to manufacturing lines with partners may not result in scaled production in 2023 as anticipated, or at all; (ix) the risks that Mr. LaCorte’s new role at AEye may not allow him to build important strategic relationships as anticipated, or at all; (x) the risks that the search to identify a successor for Mr. LaCorte’s role as Chief Executive Officer may take longer than anticipated; (xi) the risks that the Office of the Chief Executive Officer may not ensure a smooth or seamless leadership transition to the extent anticipated, or at all; (xii) the risks that the transition to a new Chief Executive Officer may cause disruptions in AEye’s path to commercialization more than anticipated; (xiii) the risks that our partners will not build out the high-volume and low-cost manufacturing capabilities as anticipated, or at all, or in the timeframe anticipated; (xiv) the risks that AEye may not be able to successfully navigate either or both of the supply chain disruptions it faces or the inflationary challenges that currently exist and which may continue for a time period that is longer than anticipated, or is more severe than contemplated; (xv) the risks that the traction gained by AEye to date will translate into future growth, revenue, or profitability to the extent anticipated or in the timeframe contemplated, or at all; (xvi) the risks that AEye will be unable to strengthen its competitive position or deliver on its key objectives in 2023 due to supply chain disruptions, economic uncertainties, or otherwise; (xvii) the risks that AEye’s products will not meet the diverse range of performance and functional requirements of AEye’s target markets and customers; (xviii) the risks that the size of the total available market for the use of lidar will be smaller than predicted or take longer to come to fruition than predicted; (xix) the risk that laws and regulations are adopted impacting the use of lidar that AEye is unable to comply with, in whole or in part; (xx) changes in competitive and regulated industries in which AEye operates, variations in operating performance across competitors, and changes in laws and regulations affecting AEye’s business; (xxi) the risks that AEye may not continue to execute against its business plan to the extent anticipated, or at all; (xxii) the risks that lidar adoption occurs slower than anticipated or fails to occur at all; (xxiii) the risks that AEye’s products will not function as anticipated by AEye, or by target markets and customers; (xxiv) the risks that AEye may not be in a position to adequately or timely address either the near or long-term opportunities that may or may not exist in the evolving autonomous transportation industry; (xxv) the risks that laws and regulations are adopted impacting the use of lidar that AEye is unable to comply with, in whole or in part; (xxvi) the risks associated with changes in competitive and regulated industries in which AEye operates, variations in operating performance across competitors, and changes in laws and regulations affecting AEye’s business; (xxvii) the risks that AEye is unable to adequately implement business plans, forecasts, and other expectations, and identify and realize additional opportunities; and (xxviii) the risks of downturns and a changing regulatory landscape in the highly competitive and evolving industry in which AEye operates. These risks and uncertainties may be amplified by the COVID-19 pandemic, including the Delta and Omicron variants, as well as future variants and subvariants, which has caused significant economic uncertainty. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Quarterly Report on Form 10-Q that AEye has most recently filed with the U.S. Securities and Exchange Commission, or the SEC, and other documents filed by us or that will be filed by us from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made.

Readers are cautioned not to put undue reliance on forward-looking statements; AEye assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. AEye gives no assurance that AEye will achieve any of its expectations.

Media Contacts

Jennifer Deitsch

AEye, Inc.

jennifer@aeye.ai

925-400-4366

Andie Davis

Landis Communications Inc.

AEye@landispr.com

415-717-9133

Investors Contacts

Clyde Montevirgen

AEye, Inc.

cmontevirgen@aeye.ai

925-400-4366

Will Stack

Lambert & Co.

AEye@lambert.com

212-971-9718

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